SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) June 24, 1997


                     ALLIANCE CAPITAL MANAGEMENT L.P.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


           Delaware               1-9818             13-3434400
      -------------------------------------------------------------
      (State or other          (Commission         (I.R.S. Employer
       jurisdiction of         File Number)        Identification
       incorporation or                                 Number)
        organization)



1345 Avenue of the Americas, New York, New York          10105
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(Address of principal executive offices)               (Zip Code)


                               212-969-1000
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            (Registrant's telephone number including area code)



Item 1. Changes in Control of Registrant

        Not applicable.

Item 2. Acquisition or Disposition of Assets

        Not applicable.

Item 3. Bankruptcy or Receivership

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

        Not applicable.

Item 5. Other Events

        On June 24, 1997 Alliance Capital Management L.P. issued a press release announcing a proposed change in structure to address a possible year-end change in its tax status and a non-cash write-down in respect of its Cursitor investment, a copy of which is attached as an Exhibit to this report.

Item 6. Resignations of Registrant's Directors

        Not applicable.

Item 7. Financial Statements and Exhibits

        (a) Financial Statements of Businesses Acquired

            None.

        (b) Pro Forma Financial Information

            None.

       (c)  Exhibits

            Press Release dated June 24, 1997.



                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ALLIANCE CAPITAL MANAGEMENT L.P.

Dated: June 27, 1997                      By: Alliance Capital Management
                                              Corporation, General Partner

                                          By: /s/ Robert H. Joseph, Jr.
                                              ----------------------------
                                              Robert H. Joseph, Jr.
                                              Senior Vice President and
                                              Chief Financial Officer

3585JB(June 1997)